SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of earliest event reported: February 4, 2003

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company") is furnishing as Exhibit 99 attached hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated February 4, 2003.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp. (Registrant)

                                           /s/ Kenneth K.Wolff
                                           Kenneth K. Wolff
                                           Executive Vice President and CFO


Date: February 4, 2003


Exhibit 99


                                            February 4, 2003


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





Dear Investment Community:

We are pleased to present you with our February 4 ATA Holdings Corp. Investor Update. We hope that you find this to be a useful supplement to our fourth quarter and full-year 2002 earnings release. The operating statistics shown below reflect actual 2002 and forecasted 2003 traffic and capacity statistics, as well as fuel consumption, capital expenditures, and aircraft in fleet. Also included are forecasts of our 2004 capacity statistics and fleet plan. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                            Sincerely,
                                            Kenneth K. Wolff
                                            Executive Vice President and CFO

                       ATA HOLDINGS CORP. INVESTOR UPDATE
                             As of February 4, 2003

                                            Capacity (expressed in Available Seat Miles)
                                                            (in millions)

Business Unit                     1st Quarter 2002    2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                      (Actual)            (Actual)           (Actual)            (Actual)             (Actual)
Scheduled Service - Jets                2,976            3,247                3,563               3,586                13,372
                         (yr/yr)          6.8%            11.1%                20.9%               35.6%                 18.4%
Scheduled Service - Commuter               45               48                   66                  78                   237
                         (yr/yr)         45.2%            41.2%                80.1%               78.3%                 62.7%
Military                                  494              510                  555                 545                 2,104
                         (yr/yr)         -3.3%           -11.7%                13.0%               -3.9%                 -2.0%
Charter                                   790              441                  305                 340                 1,876
                         (yr/yr)          1.4%           -33.4%               -61.9%               -2.6%                -27.5%
Sub-service                                 2                4                    5                   0                    11
                         (yr/yr)        -75.0%           300.0%                  NA                  NA                  42.2%
Total                                   4,307            4,250                4,494               4,549                17,600
                         (yr/yr)          4.6%             1.3%                 5.2%               26.2%                  8.7%

Business Unit                         1st Quarter     2nd Quarter     3rd Quarter     4th Quarter     Full Year      Full Year
                                         2003           2003             2003            2003            2003           2004
                                     (Forecasted)   (Forecasted)     (Forecasted)     (Forecasted)   (Forecasted)   (Forecasted)
Scheduled Service - Jets               3,839           4,215             4,238           4,278         16,570         18,058
                         (yr/yr)        29.0%           29.8%             18.9%           19.3%          23.9%           9.0%
Scheduled Service - Commuter              76              77                76              76            305            305
                         (yr/yr)        68.9%           60.4%             15.2%           -2.6%          28.7%           0.0%
Military                                 770             610               582             539          2,501          2,222
                         (yr/yr)        55.9%           19.6%              4.9%           -1.1%          18.9%         -11.2%
Charter                                  364             355               354             335          1,408          1,413
                         (yr/yr)       -53.9%          -19.5%             16.1%           -1.5%         -24.9%           0.4%
Sub-service                                0               0                 0               0              0              0
                         (yr/yr)          NA              NA                NA              NA             NA             NA
Total                                  5,049           5,257             5,250           5,228         20,784         21,998
                         (yr/yr)        17.2%           23.7%             16.8%           14.9%          18.1%           5.8%

                                           Traffic (expressed in Revenue Passenger Miles)
                                                            (in millions)

Business Unit                     1st Quarter 2002    2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002     Full Year 2002
                                      (Actual)            (Actual)            (Actual)          (Actual)             (Actual)
Scheduled Service - Jets                2,155              2,488               2,694             2,422                9,759
                         (yr/yr)          3.2%               6.9%               16.7%             29.0%                13.5%
Scheduled Service - Commuter               29                 34                  44                46                  153
                         (yr/yr)         31.8%              41.7%               96.3%             80.3%                62.3%
Military                                  214                253                 252               266                  985
                         (yr/yr)         -7.4%               0.4%               -1.3%             16.6%                 2.0%
Charter                                   633                349                 247               253                1,482
                         (yr/yr)          9.9%             -30.8%              -63.4%             -0.5%               -26.3%
Sub-service                                 1                  2                   2                 0                    5
                         (yr/yr)        -80.0%             200.0%                 NA                NA                 -1.9%
Total                                   3,032              3,126               3,239             2,987               12,384
                         (yr/yr)          3.8%               0.6%               -0.7%             25.2%                 6.1%

Business Unit                       1st Quarter 2003    2nd Quarter 2003    3rd Quarter 2003    4th Quarter 2003     Full Year 2003
                                      (Forecasted)        (Forecasted)       (Forecasted)          (Forecasted)       (Forecasted)
Scheduled Service - Jets                  2,779              3,298              3,269                 3,005              12,351
                         (yr/yr)           29.0%              32.6%              21.3%                 24.1%               26.6%
Scheduled Service - Commuter                 47                 52                 50                    45                 194
                         (yr/yr)           62.1%              52.9%              13.6%                 -2.2%               26.8%
Military                                    344                270                272                   246               1,132
                         (yr/yr)           60.7%               6.7%               7.9%                 -7.5%               14.9%
Charter                                     295                280                270                   262               1,107
                         (yr/yr)          -53.4%             -19.8%               9.3%                  3.6%              -25.3%
Sub-service                                   0                  0                  0                     0                   0
                         (yr/yr)              NA                 NA                 NA                    NA                  NA
Total                                     3,465              3,900              3,861                  3,559             14,785
                         (yr/yr)           14.3%              24.8%              19.2%                  19.1%              19.4%

                                                            Fuel Outlook

                                 1st Quarter 2002  2nd Quarter 2002   3rd Quarter 2002  4th Quarter 2002    Full Year 2002
                                     (Actual)          (Actual)           (Actual)          (Actual)           (Actual)
Price per Gallon                      $0.766            $0.894            $0.902             $0.950             $0.880
Gallons Consumed (000)                60,727            57,209            58,727             58,150            234,813
% Gallons Hedged                           5%               24%               17%                 0%                12%
% Gallons Passed Through                  35%               26%               23%                23%                27%

                                 1st Quarter 2003  2nd Quarter 2003   3rd Quarter 2003  4th Quarter 2003    Full Year 2003
                                   (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)       (Forecasted)
Price per Gallon                      $1.072            $0.976            $0.954             $0.965             $0.991
Gallons Consumed (000)                64,957            66,218            65,959             65,667            262,802
% Gallons Hedged                           0%                0%                0%                 0%                 0%
% Gallons Passed Through                  25%               21%               20%                19%                21%

                                          ATAH Fleet Summary Year-End 2001 to Year-End 2004

Aircraft Type                12/31/01         Change        12/31/02         Change        12/31/03         Change        12/31/04
                             (Actual)        (Actual)       (Actual)      (Projected)     (Projected)    (Projected)     (Projected)
Boeing 737-800                  14              16             30              2              32              7              39
Boeing 757-200                  15               1             16             -1              15              0              15
Boeing 757-300                   5               5             10              2              12              0              12
Boeing 727-200                  10             -10              0              0               0              0               0
Lockheed L1011                  15              -5             10             -4               6             -1               5
Total Jets                      59               7             66             -1              65              6              71

Saabs                           11               6             17              0              17              0              17

                                    Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                            (in millions)

                                          1st Quarter 2002  2nd Quarter 2002    3rd Quarter 2002    4th Quarter 2002  Full Year 2002
                                              (Actual)          (Actual)          (Actual)              (Actual)         (Actual)

Non-Flight Capital Expenditures                  ($4)               ($5)             ($5)                  ($3)            ($17)
Aircraft Bridge Financing 1                    ($115)              $115               NA                    NA               NA
Aircraft Maintenance and Parts                  ($26)               ($8)             ($9)                   $1             ($42)
              Total Capital Expenditures       ($145)              $102             ($14)                  ($2)            ($59)

Aircraft Deposit Inflows (Outflows)2             $11                $12               $2                   $15             $40

                                          1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003   4th Quarter 2003  Full Year 2003
                                            (Forecasted)      (Forecasted)      (Forecasted)      (Forecasted)      (Forecasted)
Non-Flight Capital Expenditures                 ($4)              ($4)             ($4)              ($2)            ($14)
Aircraft Maintenance and Parts                  ($8)              ($6)             ($8)              ($7)            ($29)
              Total Capital Expenditures       ($12)             ($10)            ($12)              ($9)            ($43)

Aircraft Deposit Inflows (Outflows)2             $0                $8             ($10)              ($8)            ($10)

1 Reflects purchase of two 757-300's that were financed with operating leases in Q2.
2 Net of financing.